Exhibit 10.14

COMMERCIAL LOAN
NOTE NO. __________________

PROMISSORY NOTE

$6,000,000.00	Date: October 29, 2002 Indianapolis, Indiana

        The undersigned, for value received, promises to pay to the order of The Provident Bank, at any of its offices, the sum of Six Million Dollars ($6,000,000) (the “Maximum Credit”) or so much thereof as is lent by the holder pursuant to the provisions hereof, together with interest until demand or maturity at the rates and on the dates set forth in the Agreement (hereinafter defined) computed on the basis of a year of 360 days for the actual number of days elapsed, and after default hereunder, demand or maturity, whether at stated maturity or by acceleration, at a rate four (4) percentage points greater than the otherwise applicable rate (the “Default Rate”). Interest shall be due and payable on the first day of each month and at maturity and as otherwise provided in the Agreement. Principal shall be due and payable on the Line of Credit Maturity Date and the undersigned shall make such mandatory principal payments as are required to be made under Section 2.3.1 of the Agreement.

        The undersigned hereby states that the purpose of the loan evidenced by this Note is for working capital purposes.

        This Note is issued pursuant to, is entitled to the benefit of, and is subject to the provisions of that certain Credit Agreement between Borrower and Bank as of even date herewith (as the same may be amended from time to time, the “Agreement”). Advances under this Note shall be made in accordance with the Agreement. The Agreement, among other things, contains a description of the collateral securing this Note, the definitions of the proper nouns used herein and provisions for acceleration upon the happening of certain stated events.

        Notwithstanding anything to the contrary contained herein or in any other agreement between the undersigned and the holder, if this Note provides that the principal hereof is payable on demand, then this Note is a demand Note due and owing immediately, without prior demand of the holder and immediate action to enforce its payment may be taken at any time, without notice and without reason. If any payment of principal or interest is not paid when due, or if the holder deems itself insecure for any reason, including but not limited to, the insolvency, bankruptcy, business failure, death, default in the payment of other obligations or receivership of or concerning any maker, guarantor or indorser hereof, this Note shall, if payable other than on demand, at the option of its holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the holder shall reasonably request from time to time.

Page 1 of a Note Containing Three Pages dated October 29, 2002 from BIOANALYTICAL SYSTEMS, INC. to THE PROVIDENT BANK.

        As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the holder a security interest in (i) all property in which the holder now or hereafter holds a security interest pursuant to any and all assignments, pledges and security agreements between the undersigned and the holder and (ii) all accounts, securities and properties now or hereafter in the possession of the holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the holder hereof by any of the undersigned or any indorser, without notice to or further consent from any of them, and the undersigned and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

        There will be a minimum finance charge of $50.00 for each billing period. Prime rate is that annual percentage rate of interest which is established by The Provident Bank from time to time as its prime rate, whether or not such rate is publicly announced, and which provides a base to which loan rates may be referenced. Prime rate is not necessarily the lowest lending rate of The Provident Bank. A rate based on the prime rate will change each time and as of the date that the prime rate changes. If any payment of principal or interest in not paid when due or if the undersigned shall otherwise default in the performance of its obligations hereunder or under any other note or agreement with the holder, the holder at its option, may charge and collect, or add to the unpaid balance hereof, a late charge up to the greater of $250 or .1% of the unpaid balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid balance to the Default Rate. The holder may charge interest at the rate provided herein on all interest and other amounts owing hereunder which are not paid when due.

        The undersigned, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively “Obligors”) each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; (ii) waive(s) any and all rights and relief under valuation and appraisement laws; and (iii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the holder or any indulgence shown by the holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the holder of, or otherwise affect, any of the holder’s rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The undersigned and all indorsers further agree to reimburse the holder for all advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof. If the undersigned are more than one (1), the liability of the undersigned hereon is joint and several, and the term “undersigned”, as used herein, means any one or more of them.

Page 2 of a Note Containing Three Pages dated October 29, 2002 from BIOANALYTICAL SYSTEMS, INC. to THE PROVIDENT BANK.

        All payments under this Note shall be made without relief from, or the benefit of, valuation and appraisement laws.

        THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF INDIANA. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE HOLDER AND THE UNDERSIGNED, THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN INDIANAPOLIS, INDIANA AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

        IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the day and year first hereinabove written.

BIOANALYTICAL SYSTEMS, INC. By: /s/ Peter T. Kissinger Printed: Peter T. Kissinger Title: CHM/CEO Address: 2701 Kent Avenue West Lafayette, IN 47906

Page 3 of a Note Containing Three Pages dated October 29, 2002 from BIOANALYTICAL SYSTEMS, INC. to THE PROVIDENT BANK.